                                                                   Exhibit 10.22

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                        SECURITIES CONTRIBUTION AGREEMENT

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                                  BY AND AMONG

                       HEALTH BENEFITS DIRECT CORPORATION

                         MARLIN CAPITAL PARTNERS I, LLC

                                  SCOTT FROHMAN

                                  CHARLES EISSA

                            PLATINUM PARTNERS II, LLC

                                       AND

                                  DANA BOSKOFF

                          DATED AS OF SEPTEMBER 9, 2005

                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I
                                 THE TRANSACTION

                                ARTICLE II
             REPRESENTATIONS AND WARRANTIES OF THE TRANSFERORS

                                ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF HBDC

                                ARTICLE IV
                              INDEMNIFICATION

Section 4.01  Indemnification of Transferors..................................6
Section 4.02  Indemnification of HBDC.........................................6

                                 ARTICLE V
                               MISCELLANEOUS

Section 5.01  Fees and Expenses...............................................7
Section 5.02  Entire Agreement................................................7
Section 5.03  Notices.........................................................7
Section 5.04  Amendments; Waivers.............................................7
Section 5.05  Construction....................................................7
Section 5.06  Successors and Assigns..........................................7

                                       i

                                TABLE OF CONTENTS
                                  (continued)

                                       ii

                        SECURITIES CONTRIBUTION AGREEMENT

     THIS SECURITIES  CONTRIBUTION  AGREEMENT (this "AGREEMENT") is entered into as of this  9th day of  September,  2005 by and  among  Health  Benefits  Direct
Corporation,  a Delaware corporation ("HBDC"), Marlin Capital Partners I, LLC, a
Florida limited liability company ("MARLIN"), Scott Frohman ("FROHMAN"), Charles
Eissa ("EISSA"), Platinum Partners II, L.L.C. ("PLATINUM II"), a Florida limited liability company, and Dana Boskoff ("BOSKOFF").

                              W I T N E S S E T H:

     WHEREAS,  Marlin, Frohman, Eissa and Platinum II (each, a "TRANSFEROR," and collectively,  the "TRANSFERORS") together own all of the issued and outstanding equity securities of Platinum Partners, LLC, a Florida limited liability company
("PLATINUM"),  Health  Benefits  Direct  II,  LLC, a Florida  limited  liability company  ("HBDII"),  and Health  Benefits  Direct  III,  LLC, a Florida  limited liability company ("HBDIII");

     WHEREAS,  the Board of Directors  of HBDC,  and the members and managers of
Platinum,  HBDII and HBDIII (the "TRANSFERRED  COMPANIES")  believe it is in the best interests of their  respective  companies for the Transferred  Companies to become wholly-owned  subsidiaries of HBDC by having the Transferors,  subject to and in accordance with the terms and conditions set forth herein, contribute all of their membership interests in the Transferred  Companies (the "INTERESTS") to
HBDC, in exchange for 7,500,000 shares (the "EXCHANGE  SHARES") of HBDC's common stock,  $.001 par value per share (the "COMMON  STOCK"),  which shall  represent
100% of  HBDC's  Common  Stock  immediately  upon the  Closing  (as  hereinafter defined); and

     WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the transactions provided for herein.

     NOW,  THEREFORE,  in  consideration  of  the  respective   representations,
warranties,  agreements and covenants  contained herein, and for such other good and  valuable  consideration,  the receipt and  sufficiency  of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                 THE TRANSACTION

     Section  1.01  THE  CONTRIBUTION.  On  the  Closing  Date  (as  hereinafter defined),  and at the  Closing  Time (as  hereinafter  defined),  subject in all instances  to  each  of  the  terms,  conditions,  provisions,  and  limitations contained in this Agreement, the Transferors shall contribute, transfer, convey, and assign to HBDC,  free and clear of any and all liens and  charges,  and HBDC shall acquire from the Transferors, their Interests, comprising, as to each such
Transferor,  its entire ownership interest in the Transferred Companies, so that thereafter HBDC shall become the sole holder of the Interests.

     Section 1.02 CONSIDERATION. As consideration for contributing its Interests to HBDC as provided in Section 1.01 above,  each Transferor shall be entitled to receive that number of Exchange  Shares set forth  opposite its name on SCHEDULE
1.02 attached hereto and made a part hereof.

     Section 1.03 CLOSING.

          (a)  The  closing  of  the  transactions   contemplated   hereby  (the
"CLOSING") shall be held  simultaneously with the execution of this Agreement at such times and place as the parties hereto may mutually agree. The date on which the Closing  actually occurs is referred to herein as the "CLOSING DATE" and the time at which the Closing occurs is referred to herein as the "CLOSING TIME."

          (b)  On the Closing Date, and at the Closing Time,  HBDC shall deliver to each  Transferor a certificate (or  certificates),  registered in the name of such Transferor or its nominee,  representing  that number of Exchange Shares to be received by it pursuant to Schedule 1.02, and each  Transferor  shall deliver to HBDC one or more limited  liability  company interest  certificates,  or such other  evidence of ownership  that is  reasonably  satisfactory  to HBDC and its counsel, representing all of such Transferor's Interests,  accompanied by a duly executed transfer instrument in form and substance mutually  satisfactory to the parties (this exchange,  together with all other related  transactions  provided for in this Agreement are collectively referred to herein as the "TRANSACTION").
For the  avoidance  of doubt,  to the  extent  that any  Transferor's  ownership interest in a Transferred  Company is not certificated on the Closing Date, this
Section  1.03(b) does not create an obligation on the part of such Transferor to certificate such ownership interest.

                                   ARTICLE II
                REPRESENTATIONS AND WARRANTIES OF THE TRANSFERORS

     Each of the  Transferors,  recognizing that HBDC is relying on the contents of this  Article II as a material  inducement  to its  execution,  delivery  and performance  of this  Agreement,  hereby  represents  and warrants,  jointly and severally, to HBDC as follows:

     Section 2.01 CORPORATE  EXISTENCE.  Each of the Transferred  Companies is a
limited liability company, duly organized, validly existing and in good standing under the laws of the  State of  Florida,  possessing  the  requisite  power and authority to own,  operate and lease its properties and assets,  and to carry on its business as now and as currently proposed to be conducted.  Each Transferred
Company is duly  qualified as a foreign  corporation  to do business,  and is in good standing,  in each jurisdiction where the character of the properties owned or leased by it, or the nature of its activities,  is such that qualification as a foreign corporation in that jurisdiction is required by law. True and accurate copies of the,  certificate of  incorporation,  bylaws,  partnership  agreement, articles  of  organization,  operating  agreement,  or such  other  constitutive documents,  as the case may be,  each as amended  and in effect on and as of the
Closing (the "ORGANIZATIONAL DOCUMENTS"), of the Transferred Companies have been delivered to HBDC.

     Section  2.02  AUTHORIZATION;  VALIDITY.  Each of the  Transferors  has all
requisite  power  and  authority  to enter  into  this  Agreement  and all other documents and  instruments  required to be executed by it in connection with the
Transaction (together,  the "TRANSFEROR RELATED AGREEMENTS").  The execution and delivery  of  this  Agreement  and the  Transferor  Related  Agreements  and the
consummation  of the  Transaction  have been duly  authorized  by all  necessary action,  corporate,  partnership,  limited liability company or otherwise and no further action is required on the part of the  Transferors  and the  Transferred
Companies,  as the case may be, to authorize  the execution and delivery of this
Agreement, the Transferor Related Agreements and the Transaction. This Agreement
and the Transferor  Related  Agreements have been duly executed and delivered by the Transferors, and, assuming the due authorization,  execution and delivery by the other parties hereto and thereto,  constitute a valid and binding obligation of the Transferors, enforceable in accordance with their respective terms.

     Section 2.03 NO CONFLICT.  The execution and delivery of this Agreement and
any  Transferor   Related   Agreement  by  any  Transferor  does  not,  and  the
consummation  of the  Transaction  will  not,  conflict  with,  or result in any violation  of, or default  under  (with or without  notice or lapse of time,  or both),  or give rise to a right of  termination,  cancellation,  modification or acceleration  of any  obligation or loss of any benefit under (any such event, a
"CONFLICT") (a) any provision of the Transferred  Companies' or any Transferor's
Organizational Documents, (b) any mortgage,  indenture, lease, contract or other agreement or instrument or permit, concession, franchise or license to which the
Transferred Companies or any Transferor are subject, or (c) any judgment, order,
decree,   statute,  law,  ordinance,   rule  or  regulation  applicable  to  the
Transferred  Companies or any  Transferor,  or their  respective  properties  or assets.

     Section 2.04 CONSENTS AND APPROVALS. No consent, waiver, approval, order or authorization  of, or  registration,  declaration  or filing  with,  any  court, administrative  agency or commission or other federal,  state,  county, local or
foreign  governmental  authority,  instrumentality,   agency  or  commission  (a
"GOVERNMENTAL  ENTITY") or other third party, including a party to any agreement with  the  Transferred  Companies  or any  Transferor  (so as not to  trigger  a
Conflict),  is required by or with respect to the  Transferred  Companies or any
Transferor in connection  with the execution and delivery of this  Agreement and the Transferor Related Agreements or for consummation of the Transaction, except for such consents, waivers, approvals,  orders,  authorizations,  registrations, declarations and filings as may be required under applicable securities laws.

     Section 2.05 CAPITALIZATION.

          (a)  All of the Interests of the  Transferred  Companies are listed on
SCHEDULE 2.05 attached hereto and made a part hereof, and the Interests are held solely by the Transferors.  The Interests are duly  authorized,  validly issued, fully  paid and  nonassessable  and are not  subject  to any  preemptive  right, whether created by statute, the Transferred Companies'  Organizational Documents
or any agreement to which either the Transferred  Companies or any Transferor is a party or by which the  Transferred  Companies or any Transferor is bound,  and such Interests were issued in compliance  with all federal and state  securities laws.  There are no declared or unpaid accrued  dividends with respect to any of the Interests.

          (b)  The Transferors  hold no other equity  securities,  or securities convertible  into,  exchangeable  for,  exercisable  for  or in  any  other  way evidencing  the right to receive  equity  securities  of any of the  Transferred
Companies, authorized, issued or outstanding other than the Interests.

          (c)  Each Transferor owns the Interests set forth opposite its name on
Schedule  2.05 free and clear of any and all liens,  claims,  encumbrances,  and rights of others.

          (d)  Each Transferor is authorized and entitled to sell,  transfer and convey to the HBDC free and clear  title to the  Interests,  without any further approval or authorization being required.

          (e)  At the Closing Time,  the  Interests  being  contributed  by each
Transferor  to HBDC will  constitute  all of the  Interests  of the  Transferred
Companies and the Transferred Companies will become wholly-owned subsidiaries of
HBDC.

     Section 2.06 PURCHASE  ENTIRELY FOR OWN ACCOUNT.  The Exchange Shares to be
received by each  Transferor  pursuant to the terms  hereof will be acquired for investment for each Transferor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. No Transferor has any present  intention of selling,  granting any  participation in, or otherwise distributing  the  Exchange  Shares  to  be  acquired  by  such  Transferor.  No
Transferor  has any contract,  undertaking,  agreement or  arrangement  with any person or entity to sell or transfer,  or grant any participation to such person or entity or to any third party,  with respect to any of the Exchange  Shares to be acquired by such Transferor.

     Section 2.07 TRANSFEROR ADDRESS, ACCESS TO INFORMATION, EXPERIENCE, ETC.

          (a)  The address set forth on the signature  pages by each  Transferor is such Transferor's  true and correct business,  residence or domicile address.
Each  Transferor  has received and read and is familiar with this  Agreement and the Transferor Related Agreements. Each Transferor has had an opportunity to ask questions of and receive  answers from  representatives  of HBDC  concerning the terms  and  conditions  of this  investment.  Each  Transferor  has  substantial experience in  evaluating  non-liquid  investments  such as an investment in the
Exchange  Shares  and is  capable  of  evaluating  the  merits  and  risks of an investment in HBDC. Each Transferor is an "accredited  investor" as that term is defined in Rule 501(c) of Regulation D promulgated  under the  Securities Act of
1933, as amended (the "SECURITIES ACT").

          (b)  Each Transferor was furnished  access to the business  records of
HBDC and such additional  information and documents as such Transferor requested and was afforded an opportunity  to ask questions of, and receive  answers from, representatives  of HBDC  concerning the terms and conditions of this Agreement, the  acquisition  of the  Exchange  Shares,  the  business,  operations,  market potential,  capitalization,  financial  condition and prospects of HBDC, and all other matters deemed relevant to such Transferor.

          (c)  Each  Transferor  acknowledges  that  it  had an  opportunity  to evaluate all information  regarding HBDC as it deemed  necessary or desirable in connection  with the  Transaction,  independently  evaluated the Transaction and reached its own decision to enter into this Agreement and the Transferor Related
Agreements.

     Section 2.08 RESTRICTED  SECURITIES.  Each Transferor  understands that the
Exchange Shares were not registered  under the Securities Act or the laws of any state and may not be sold or  transferred,  or otherwise  disposed  of,  without registration  under the Securities Act and applicable  state securities laws, or pursuant to an exemption therefrom.  In the absence of an effective registration statement covering the Exchange Shares, such Transferor may sell or transfer, or otherwise  dispose of, the Exchange Shares only in a manner  consistent with its representations  and agreements set forth herein and any applicable  federal and state securities laws.

                                  ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF HBDC

     HBDC,  recognizing that the Transferors are relying on the contents of this
Article  III  as  a  material  inducement  to  their  execution,   delivery  and
performance of this Agreement, hereby represents and warrants to the Transferors as follows:

     Section 3.01 CORPORATE  EXISTENCE.  HBDC is a corporation  duly  organized, validly  existing and in good standing  under the laws of the State of Delaware, possessing  the  requisite  power and  authority  to own,  operate and lease its properties  and  assets  and to carry on its  business  as now and as  currently proposed to be conducted.  HBDC is duly qualified as a foreign corporation to do business,  and is in good standing,  in each jurisdiction where the character of the properties  owned or leased by it, or the nature of its activities,  is such that qualification as a foreign  corporation in that jurisdiction is required by law.  True and  accurate  copies of HBDC's  Organizational  Documents  have been delivered to the Transferors.

     Section 3.02  AUTHORIZATION;  VALIDITY.  HBDC has all  requisite  power and authority to enter into this Agreement and all other  documents and  instruments required to be executed by it in connection with the Transaction  (collectively, the "HBDC RELATED AGREEMENTS"). The execution and delivery of this Agreement and the  HBDC  Related  Agreements,  the  consummation  of the  Transaction  and the issuance of the Exchange  Shares in accordance  with the  Transaction  have been duly authorized by all necessary action,  corporate or otherwise, and no further action is  required on the part of HBDC to  authorize  the  Agreement,  the HBDC
Related  Agreements,  the Transaction and the issuance of the Exchange Shares in accordance with the Transaction.  This Agreement and the HBDC Related Agreements
have been duly  authorized  and validly  executed and  delivered  by HBDC,  and, assuming the due  authorization,  execution  and  delivery by the other  parties hereto  and  thereto,  constitute  a  valid  and  binding  obligation  of  HBDC, enforceable in accordance with their respective terms.

     Section 3.03 NO CONFLICT.  The execution and delivery of this Agreement and the HBDC Related Agreements do not, and, the performance thereof by HBDC and the consummation  of the  Transaction,  will not result in a  Conflict  with (a) any provision  of HBDC's  Organizational  Documents,  (b) any  mortgage,  indenture, lease,  contract  or  other  agreement  or  instrument  or  permit,  concession, franchise  or license to which HBDC,  its  properties  or its assets  (including intangible assets) are subject,  or (c) any judgment,  order,  decree,  statute, law,  ordinance,  rule or regulation  applicable to HBDC,  its properties or its assets.

     Section 3.04 CONSENTS AND APPROVALS. No consent, waiver, approval, order or authorization of, or registration,  declaration or filing with, any Governmental
Entity or other third party, including a party to any agreement with HBDC (so as not to trigger a Conflict), is required by or with respect to HBDC in connection with  the  execution  and  delivery  of  this  Agreement  and the  HBDC  Related
Agreements or for the performance hereof and thereof and for the consummation of
the  Transaction,   except  for  such  consents,  waivers,  approvals,   orders,

authorizations, registrations, declarations and filings as may be required under applicable securities laws.

     Section 3.05 VALID ISSUANCE OF EXCHANGE  SHARES.  The Exchange  Shares have been duly  authorized  and validly  reserved for issuance,  and, when issued and delivered by HBDC in accordance with the provisions of this Agreement,  will (a)
be duly authorized,  validly issued,  fully paid, and  nonassessable and free of preemptive  rights,  and free  and  clear of all  liens,  claims,  encumbrances, adverse  interests of any kind and free of any  restriction  on transfer,  other than  restrictions  on transfer under  applicable  federal and state  securities laws, and (b) represent (i) 100% of HBDC's issued and outstanding  Common Stock.
The Exchange Shares will be issued in compliance with all applicable federal and state securities laws. Upon issuance and delivery of the Exchange Shares by HBDC in accordance with the provisions of this Agreement, the authorized,  issued and outstanding  capital stock of HBDC will consist  solely of the Exchange  Shares.

                                   ARTICLE IV
                                INDEMNIFICATION

     Section 4.01  INDEMNIFICATION OF TRANSFERORS.  HBDC will indemnify and hold the Transferors and their directors, officers, shareholders,  members, partners, employees and agents  (each,  a  "TRANSFEROR  PARTY")  harmless from any and all losses,  liabilities,  obligations,  claims,  contingencies,  damages, costs and expenses, including all judgments, amounts paid in settlements,  court costs and reasonable  attorneys' fees and costs of investigation  that any such Transferor
Party  may   suffer  or  incur  as  a  result  of  or   relating   to:  (a)  any
misrepresentation,   breach  or  inaccuracy,  of  any  of  the  representations, warranties,  covenants or  agreements  made by HBDC in this  Agreement or in any
HBDC Related Agreement or (b) any cause of action, suit or claim brought or made against such Transferor Party and arising solely out of or solely resulting from the  execution,  delivery,  performance  or enforcement of this Agreement or any
HBDC Related Agreement and without causation by any other activity,  obligation, condition or liability  pertaining to such Transferor.  HBDC will reimburse such
Transferor  for its reasonable  legal and other expenses  (including the cost of any investigation,  preparation and travel in connection  therewith) incurred in connection therewith, as such expenses are incurred.

     Section  4.02  INDEMNIFICATION  OF  HBDC.  The  Transferors,   jointly  and
severally,   will  indemnify  and  hold  HBDC  and  its   directors,   officers,
stockholders, employees and agents (each, an "HBDC PARTY") harmless from any and all losses, liabilities,  obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements,  court costs and reasonable  attorneys' fees and costs of investigation  that any such HBDC Party may suffer or incur as a result of or  relating  to: (a) any  misrepresentation, breach or inaccuracy,  of any of the representations,  warranties,  covenants or agreements made by any Transferor in this Agreement or in any Transferor Related
Agreement or (b) any cause of action, suit or claim brought or made against such
Transferor  Party  and  arising  solely  out of or  solely  resulting  from  the execution,  delivery,  performance  or  enforcement  of  this  Agreement  or any
Transferor  Related  Agreement  and  without  causation  by any other  activity, obligation,  condition or liability  pertaining to HBDC.  The  Transferors  will reimburse HBDC for its reasonable  legal and other expenses  (including the cost of any investigation,  preparation and travel in connection  therewith) incurred in connection therewith, as such expenses are incurred.

                                   ARTICLE V
                                  MISCELLANEOUS

     Section  5.01  FEES AND  EXPENSES.  Except as  otherwise  set forth in this
Agreement, each party shall pay the fees and expenses of its advisers,  counsel, accountants and other experts,  if any, and all other expenses  incurred by such
party  incident  to  the  negotiation,   preparation,  execution,  delivery  and
performance of this Agreement.

     Section 5.02 ENTIRE AGREEMENT. This Agreement,  together with the schedules hereto,  contains  the entire  understanding  of the parties with respect to the subject matter hereof and supersedes  all prior  agreements and  understandings, oral or written,  with respect to such  matters,  which the parties  acknowledge have been merged into such document and schedules.

     Section  5.03  NOTICES.  Any and all  notices  or other  communications  or deliveries  required or permitted to be provided  hereunder  shall be in writing and  shall be deemed  given and  effective  on the  earliest  of (a) the date of transmission,  if such notice or communication is delivered via facsimile at the facsimile  number set forth on the signature pages attached hereto prior to 6:30
p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile  number set forth on the signature  pages attached  hereto on a day that is not a business  day or later than 6:30 p.m.  (New York City time) on any business day, (c) the second business day following the date of mailing,  if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is  required  to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

     Section 5.04  AMENDMENTS;  WAIVERS.  No provision of this  Agreement may be waived  or  amended  except in a written  instrument  signed,  in the case of an amendment, by HBDC and each Transferor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision,  condition or requirement of this Agreement shall be deemed to be a continuing  waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise  any right  hereunder in any manner impair the exercise of any such right.

     Section 5.05 CONSTRUCTION. The headings herein are for convenience only, do not  constitute  a part of this  Agreement  and  shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language  chosen by the parties to express their mutual intent, and no rules of strict  construction  will be applied  against  any party.  This
Agreement  shall be  construed  as if  drafted  jointly by the  parties,  and no presumption or burden of proof shall arise favoring or disfavoring  any party by virtue of the authorship of any provisions of this Agreement.

     Section 5.06  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and inure to the  benefit of the  parties  and their  successors  and  permitted assigns.  None of the parties  hereto may assign this Agreement or any rights or obligations  hereunder  without the prior  written  consent of each of the other parties.

     Section 5.07 NO THIRD-PARTY  BENEFICIARIES.  This Agreement is intended for the benefit of the parties hereto and their respective  successors and permitted assigns and is not for the benefit of, nor may any provision  hereof be enforced by, any other person.

     Section 5.08  GOVERNING  LAW. All questions  concerning  the  construction, validity,  enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance  with the internal laws of the State of
Delaware,  without  regard to the  principles of conflicts of law thereof.  Each party hereto hereby  irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery)  to such party at the  address in effect for  notices to it under this
Agreement  and agrees that such service  shall  constitute  good and  sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve  process in any manner  permitted by law.
If any party shall  commence an action or proceeding to enforce any provision of this Agreement,  then the prevailing party in such action or proceeding shall be reimbursed  by the  other  party  for its  attorneys  fees and  other  costs and expenses  incurred with the  investigation,  preparation and prosecution of such action or proceeding.

     Section 5.09  SURVIVAL.  The  representations,  warranties,  agreements and covenants contained herein shall survive the Closing.

     Section  5.10  EXECUTION.  This  Agreement  may be  executed in two or more counterparts,  all of which when taken  together shall be considered one and the same agreement and shall become effective when  counterparts have been signed by each  party and  delivered  to the other  party,  it being  understood  that all parties need not sign the same  counterpart.  In the event that any signature is delivered by facsimile  transmission,  such  signature  shall create a valid and binding  obligation of the party executing (or on whose behalf such signature is executed)  with the same force and effect as if such  facsimile  signature  page were an original thereof.

     Section 5.11 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect,  the validity and enforceability of the remaining  terms  and  provisions  of  this  Agreement  shall  not in any way be affected or impaired  thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor,  and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     Section 5.12 PRONOUNS. Whenever the pronouns "it" or "its" are used herein, they  shall  also be deemed  to mean  "he" or "his" or "she" or "hers"  whenever applicable.  Words in the singular  shall be read and construed as though in the plural  and words in the  plural  shall be read and  construed  as though in the singular in all cases where they would so apply.

     Section 5.13 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law,  including  recovery of damages,  each of the
Transferors  and HBDC  will be  entitled  to  specific  performance  under  this
Agreement.  The  parties  agree  that  monetary  damages  may  not  be  adequate compensation  for any loss  incurred  by  reason of any  breach  of  obligations described in the foregoing sentence and hereby agrees to waive in any action for specific  performance  of any such  obligation  the defense that a remedy at law would be adequate.

                            [Signature Pages Follow]

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.

                                    HEALTH BENEFITS DIRECT CORPORATION

                                    By:/s/ Daniel Brauser
                                       ---------------------
                                       Name:  Daniel Brauser
                                       Title: CFO

                                    Address: 2900 Gateway Drive
                                             Pompano Beach, FL 33069

                                    Facsimile No. 954-691-4010

                             SIGNATURE PAGE TO SECURITIES CONTRIBUTION AGREEMENT

                                      S-1

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.

                                    MARLIN CAPITAL PARTNERS I, LLC

                                    By: /s/ Michael Brauser
                                        -----------------------
                                        Name: Michael Brauser
                                        Title: Manager

                                    Address: 2900 Gateway Drive
                                             Pompano Beach, FL 33069

                                    Facsimile No. 954-691-4010

               SIGNATURE PAGE TO SECURITIES CONTRIBUTION AGREEMENT

                                      S-2

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.

                                    PLATINUM PARTNERS II, LLC

                                    By: /s/ Michael Brauser
                                        -----------------------
                                        Name: Michael Brauser
                                        Title: Manager

                                    Address: 2900 Gateway Drive
                                             Pompano Beach, FL 33069

                                    Facsimile No. 954-691-4010

               SIGNATURE PAGE TO SECURITIES CONTRIBUTION AGREEMENT

                                      S-3

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.

                                    By: /s/ Scott Frohman
                                        -----------------------
                                        Name: SCOTT FROHMAN

                                    Address: 2900 Gateway Drive
                                             Pompano Beach, FL 33069

                                    Facsimile No. 954-691-4010

               SIGNATURE PAGE TO SECURITIES CONTRIBUTION AGREEMENT

                                      S-4

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.

                                    /s/ Charles Eissa
                                    -------------------------------------------
                                    CHARLES EISSA

                                    Address: 2900 Gateway Drive
                                             Pompano Beach, FL 33069

                                    Facsimile No. 954-691-4010

               SIGNATURE PAGE TO SECURITIES CONTRIBUTION AGREEMENT

                                      S-5

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.

                                    /s/ Dana Boskoff
                                    ------------------------------------------
                                    DANA BOSKOFF

                                    Address: 136 E. 36th Street
                                             New York, NY 10016
                                             Apt. #80

                                    Facsimile No. 212-202-6139

               SIGNATURE PAGE TO SECURITIES CONTRIBUTION AGREEMENT

                                      S-6